Subsequent Events Warrant Exercises	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events Warrant Exercises
17. Subsequent Events Warrant Exercises
On January 4, 2021, holders of Class A common stock vendor warrants exercised their warrants and purchased from the Company 380,746 shares of Class A common stock at an exercise price of $1.75 per share.
Pre-Closing Stock Repurchase
On January 20, 2021, the Company repurchased from its stockholders and cancelled 2,207,580 shares of Class A common stock, including certain stockholders who exercised outstanding stock options, for aggregate payment of $22.0 million.

Merger Transaction
On September 30, 2020, the Company entered into the Merger Agreement, providing for, among other things, the Merger. Immediately prior to the Merger, each outstanding share of the Company’s Class F common stock and preferred stock converted into Class A common stock at the then-effective
conversion rate.
As a result of the Merger, each outstanding share of the Company’s capital stock was converted into the right to receive newly issued shares of OAC’s Class A common stock and certain other securities, other than the shares of the Company’s Class V common stock issued to its CEO immediately prior to the Closing, which were converted into the right to receive newly issued shares of OAC’s Class V common stock and certain other securities, in each case as described in and calculated pursuant to the terms of the Merger Agreement.
On the Closing Date, the Company consummated the Merger. The transaction is accounted for as a reverse recapitalization with the Company being the accounting acquirer. The Company received gross proceeds of $197.7 million and paid closing costs of $11.5 million. In connection with the Merger, OAC changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware and changed its name to Hims & Hers Health, Inc. (“Hims & Hers”). As of December 31, 2020, the Company recorded $3.9 million of deferred transaction costs, which consist of legal, accounting, and other professional services directly related to the Merger. These costs are included in current assets on the consolidated balance sheet. The cash outflows related to these costs are presented as financing activities on the Company’s consolidated statement of cash flows. These costs will be offset against proceeds upon accounting for the consummation of the Merger.
On the Closing Date, each stockholder received approximately 0.4530 shares of Hims & Hers Class A common stock, par value $0.0001 per share, for each share of Class A common stock, par value $0.000001 per share, that such stockholder owned (with the CEO receiving 0.4530 shares of Hims & Hers Class V common stock, par value $0.0001 per share, for each share of Class V common stock, par value $0.000001 per share, that the CEO owned). Additionally, each stockholder also received 0.0028 warrants exercisable for Hims & Hers Class A common stock, for each share of the Company’s Class A or Class V common stock owned by such stockholder prior to the Merger.
All equity awards of the Company were assumed by OAC and converted into comparable equity awards that are settled or exercisable for shares of Hims & Hers Class A common stock. As a result, each stock option was converted into an option to purchase shares Hims & Hers Class A common stock based on an exchange ratio of 0.4530. Each award of the Company’s RSUs was converted into RSUs of Hims & Hers based on an exchange ratio of 0.4530. Subject to approval by the Board of Directors, holders of the Company’s options and RSUs also received approximately 35,000 Hims & Hers RSUs, which represented allocation of the Merger warrant consideration. Each such holder must remain in continuous service through the grant date to receive these RSUs.

Each warrant that was unexercised at the time of the Merger was assumed by OAC and represents the right to receive an applicable portion of the Merger consideration upon exercise of such warrant as if such warrant was exercised prior to the closing of the Merger.
PIPE Investment
On September 30, 2020, concurrently with the execution of the Merger Agreement, OAC entered into subscription agreements with certain investors pursuant to which such investors collectively subscribed for 7,500,000 shares of Hims & Hers Class A common stock at $10.00 per share for aggregate gross proceeds of $75,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the closing of the Merger.
Earn Out Shares
Following the closing of the Merger, holders of the Company’s legacy common stock and outstanding equity awards (including warrant, stock option and RSU holders) had the right to receive up to an aggregate amount of 16,000,000 Hims & Hers Class A common stock (or equivalent equity award) that would vest (in part) in equal thirds if the trading price of Hims & Hers Class A common stock is greater than or equal to $15.00, $17.50 and $20.00 for any 10 trading days within any
20-trading
day period on or prior to the date that is five years following the Closing Date. The Hims & Hers common stock and equivalent equity awards will also vest in connection with an acquisition of Hims & Hers if the applicable thresholds are met in any Company sale (as defined in the Merger Agreement) but subject to the same five-year
deadline. In February 2021, Hims & Hers met all earn out thresholds. Earn out awards related to option holders are subject to final approval by the Board of Directors.
Performance Stock Options and RSUs
As a result of the Merger, the liquidity event condition on the Company’s stock options granted to the CEO and RSUs granted to employees were met which resulted in recognition of $4.6 million of stock-based compensation expense upon the Closing Date.

Settlement of Nonrecourse Related-Party Promissory Notes
In connection with the Merger, the obligations due under all nonrecourse related-party
promissory notes were satisfied through the payment of $1.2 million and the forfeiture of 370,734 shares of Hims & Hers Class A common stock.
Transaction Bonus
Upon Board of Director approval, the Company paid $5.2 million of transaction bonuses in February 2021 and, subject to registration of the Company’s stock plan, granted $4.6 million RSUs to management and employees that made significant contributions to the Merger in accordance with the Merger Agreement.
Termination of Borrowing Arrangements
In January 2021, the Company terminated the Second Amended and Restated Loan Agreement with SVB resulting in the release of restricted cash of $0.2 million under the arrangement. However, the Company continues to use SVB’s cash management services and increased its credit card limit to $5.0 million in January 2021.